UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 20, 2011

(Date of Report — date of earliest event reported)

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota

(State or other jurisdiction of incorporation or organization)

00029758	41-0856543
(Commission File No.)	(IRS Employer Identification No.)

8170 Upland Circle, Chanhassen, MN 55317-8589

(Address of principal executive offices)

952-944-3462

(Registrant’s telephone number, including area code)

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operation and Financial Condition

On July 20, 2011, the Company issued a press release announcing its second quarter and six months ending June 30, 2011 earnings.  The full text of this press release is furnished on Exhibit 99.1 hereto and incorporated herein by reference.

On July 20, 2011, we held a conference call to discuss our second quarter and six months ending June 30, 2011 earnings.  The full text of the call is furnished on Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits:

99.1                           Press release dated July 20, 2011 announcing the Company’s second quarter and six months ending June 30, 2011 earnings (furnished pursuant to Item 12).

99.2                           Script for conference call held July 20, 2011 discussing Datalink Corporation’s second quarter and six months ending June 30, 2011 earnings (furnished pursuant to Item 12).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 20, 2011

DATALINK CORPORATION

	By:	/s/ Gregory T. Barnum
Gregory T. Barnum,
Chief Financial Officer

EXHIBITS INDEX

Exhibit 99.1	Press release dated July 20, 2011 announcing the Company’s second quarter and six months ending June 30, 2011 earnings (furnished pursuant to Item 12).

Exhibit 99.2	Script for conference call held July 20, 2011 discussing Datalink Corporation’s second quarter and six months ending June 30, 2011 earnings (furnished pursuant to Item 12).